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                                                                   EXHIBIT 10.51

                                ADDENDUM TO LEASE

      This Addendum to Lease is made by and between Cambridge Apartments, Inc., a Minnesota corporation ("Lessor"), and Navarre Corporation, a Minnesota corporation ("Lessee").

      WHEREAS, Lessor and Lessee entered into a certain Office/Warehouse Lease dated April 1, 1998, as subsequently amended by that certain First Amendment to Lease dated April 1, 1998, and Second Amendment to Office/Warehouse Lease dated effective as of July 14, 2003 (collectively, the "Lease") pursuant to which Lessor has leased to Lessee certain premises located in the City of New Hope located at 7400 49th Avenue North, New Hope, Minnesota (the "Demised Premises"); and

      WHEREAS, Lessor and Lessee pursuant to the Second Amendment to Office/Warehouse Lease agreed to signed this Addendum to Lease identifying the Expiration Date of the Lease.

      NOW, THEREFORE, the Lessor and Lessee agrees as follows:

      1. The Expiration Date of the Lease is June 30, 2019.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                        SIGNATURE PAGE ON FOLLOWING PAGE]

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             [SIGNATURE PAGE TO ADDENUDM TO LEASE AGREEMENT BETWEEN
               NAVARRE CORPORATION AND CAMBRIDGE APARTMENTS, INC.]

IN WITNESS WHEREOF, Lessor and Lessee have caused this Addendum to Office/Warehouse Lease to be executed and delivered effective this 27th day of May, 2004.

                                         LESSOR:
                                         CAMBRIDGE APARTMENTS, INC.

                                         By: /s/ David Dahl
                                             -----------------------------------
                                         Its: Executive Vice President

                                         LESSEE:
                                         NAVARRE CORPORATION

                                         By: ___________________________________
                                         Its: __________________________________

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            [SIGNATURE PAGE TO ADDENUDM TO LEASE AGREEMENT BETWEEN
               NAVARRE CORPORATION AND CAMBRIDGE APARTMENTS, INC.]

IN WITNESS WHEREOF, Lessor and Lessee have caused this Addendum to Office/Warehouse Lease to be executed and delivered effective this 27th day of May, 2004.

                                         LESSOR:
                                         CAMBRIDGE APARTMENTS, INC.

                                         By: ___________________________________
                                         Its: __________________________________

                                         LESSEE:
                                         NAVARRE CORPORATION

                                         By: [ILLEGIBLE]
                                              ____________________________
                                         Its: [ILLEGIBLE]
                                              ____________________________